UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21698
                                                     ---------

            The Gabelli Global Gold, Natural Resources & Income Trust
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
               --------------------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: 1-800-422-3554
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2005
                                             -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                               [LOGO]
                                                               THE GABELLI
                                                               GLOBAL GOLD,
                                                               NATURAL RESOURCES
                                                               & INCOME TRUST

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

                                  Annual Report
                                December 31, 2005

TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2005.

COMPARATIVE RESULTS

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2005 (A)
                    ----------------------------------------------------

                                                                                  SINCE
                                                                                 INCEPTION
                                                                  QUARTER        (3/29/05)
                                                                  -------        ---------
GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST (b) .......   5.58%          21.97%
GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST (c) .......   2.43           15.18
CBOE S&P 500 BuyWrite Index (BXM) ...............................  (2.07)           4.29
Philadelphia Gold and Silver Index ..............................  13.68           39.51
AMEX Energy Select Sector Index .................................  (5.99)          20.70
Lehman Brothers Gov't/Corporate Bond Index ......................   0.60            3.06

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE FIGURES ARE NOT ANNUALIZED. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE CBOE S&P 500 BUYWRITE INDEX IS A BENCHMARK INDEX DESIGNED TO REFLECT THE RETURN ON A PORTFOLIO THAT CONSISTS OF A LONG POSITION IN THE STOCKS IN THE S&P 500 INDEX AND A SHORT POSITION IN AN S&P 500 (SPX) CALL OPTION. THE PHILADELPHIA GOLD & SILVER INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE OF LARGE NORTH AMERICAN GOLD AND SILVER COMPANIES, WHILE THE AMEX ENERGY SELECT SECTOR INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE OF LARGE U.S. COMPANIES INVOLVED IN THE DEVELOPMENT OR PRODUCTION OF ENERGY PRODUCTS. THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS A MARKET VALUE WEIGHTED INDEX THAT TRACKS THE TOTAL RETURN PERFORMANCE OF FIXED RATE, PUBLICLY PLACED, DOLLAR DENOMINATED OBLIGATIONS. DIVIDENDS ARE CONSIDERED REINVESTED.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NET ASSET VALUE ("NAV"), REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX- DIVIDEND DATE AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN BASED ON AN INITIAL NAV OF $19.06.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE AMERICAN STOCK EXCHANGE AND REINVESTMENT OF DISTRIBUTIONS. SINCE INCEPTION RETURN BASED ON AN INITIAL OFFERING PRICE OF $20.00.
--------------------------------------------------------------------------------

                                                        Sincerely yours,

                                                        /s/ Bruce N. Alpert

                                                        Bruce N. Alpert
February 13, 2006                                       President

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of total net assets as of December 31, 2005:

LONG POSITIONS
Metals and Mining ....................................................    55.6%
Energy and Energy Services ...........................................    35.1%
U.S. Government Obligations ..........................................     7.0%
Paper and Forest Products ............................................     1.9%
Specialty Chemicals ..................................................     1.3%
Other Assets and Liabilities (Net) ...................................     6.2%

SHORT POSITIONS
Put Options Written ..................................................    (0.0)%
Call Options Written .................................................    (7.1)%
                                                                         -----
                                                                         100.0%
                                                                         =====

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST (THE "TRUST") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2005. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE TRUST AT 800-GABELLI (800-422-3554). THE TRUST'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

      The Trust files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Trust's proxy voting policies, procedures, and how the Trust voted proxies relating to portfolio securities are available without charge, upon request, (i) by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) by visiting the Securities and Exchange Commission's website at www.sec.gov.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                                                         MARKET
     SHARES                                                             COST             VALUE
     ------                                                             ----             ------
             COMMON STOCKS -- 93.9%
             ENERGY AND ENERGY SERVICES -- 35.1%
     50,000  Alpha Natural
               Resources Inc.+ ..................................   $  1,252,617      $    960,500
    135,600  BG Group plc, ADR  .................................      5,374,556         6,735,252
    148,000  BJ Services Co. ....................................      4,238,859         5,427,160
     71,000  BP plc, ADR  .......................................      4,763,155         4,559,620
     71,000  Burlington Resources Inc. ..........................      4,466,184         6,120,200
     99,600  Chevron Corp. ......................................      5,796,878         5,654,292
     72,000  ConocoPhillips (e) .................................      4,344,303         4,188,960
     47,000  Devon Energy Corp. (e) .............................      2,152,306         2,939,380
     30,000  Diamond Offshore
               Drilling Inc. ....................................      1,593,939         2,086,800
    101,500  Exxon Mobil Corp. (e) ..............................      5,911,745         5,701,255
    217,000  GlobalSantaFe Corp. ................................      8,551,082        10,448,550
    122,000  Halliburton Co. (e) ................................      6,399,551         7,559,120
     20,000  Kerr-McGee Corp. ...................................      1,857,390         1,817,200
     59,000  Marathon Oil Corp. .................................      3,230,999         3,597,230
    140,000  Murphy Oil Corp. (e) ...............................      6,660,886         7,558,600
    130,000  Noble Corp. (e) ....................................      8,219,034         9,170,200
     25,000  Norsk Hydro ASA ....................................      1,995,246         2,566,933
     91,100  Rowan Companies Inc. ...............................      2,571,058         3,246,804
     83,000  Suncor Energy Inc. .................................      4,282,812         5,239,790
     60,000  Tesoro Corp. .......................................      3,427,597         3,693,000
     60,000  Total SA, ADR ......................................      7,759,934         7,584,000
     85,000  Transocean Inc.+ ...................................      4,400,126         5,923,650
    191,400  Valero Energy Corp. (e) ............................      6,852,868         9,876,240
    205,000  Weatherford
               International Ltd.+ ..............................      5,586,605         7,421,000
    150,000  Williams Companies Inc. ............................      3,209,752         3,475,500
     74,500  XTO Energy Inc. (e) ................................      2,412,829         3,273,530
                                                                    ------------      ------------
                                                                     117,312,311       136,824,766
                                                                    ------------      ------------
             METALS AND MINING -- 55.6%
    409,200  Agnico-Eagle Mines Ltd. ............................      6,065,206         8,085,792
    150,000  Anglo American plc .................................      5,050,174         5,107,272
    220,000  AngloGold Ashanti
               Ltd., ADR ........................................      8,850,575        10,852,600
     45,000  Arch Coal Inc. .....................................      3,230,708         3,577,500
    397,300  Barrick Gold Corp. (e) .............................      9,435,808        11,072,751
    160,000  BHP Billiton Ltd., ADR .............................      4,569,991         5,347,200
    134,400  Compania de Minas
               Buenaventura SA, ADR .............................      3,328,990         3,803,520
     35,000  Falconbridge Ltd. ..................................        872,525         1,037,050
    190,300  Freeport-McMoRan Copper
               & Gold Inc., Cl. B (e) ...........................      6,730,979        10,238,140
    317,600  Glamis Gold Ltd.+ ..................................      5,821,505         8,727,648
    834,900  Gold Fields Ltd., ADR ..............................     10,351,991        14,719,287
    400,000  Goldcorp Inc. (e) ..................................      7,743,110         8,912,000
    185,800  Golden Star Resources Ltd.+ ........................        550,486           490,512
    460,700  Harmony Gold Mining Co.
               Ltd., ADR+ .......................................      3,277,900         6,012,135
    480,000  IAMGOLD Corp., Toronto .............................      3,214,254         3,782,356
     64,000  Inco Ltd. ..........................................      2,539,539         2,788,480
    776,700  Ivanhoe Mines Ltd.,
               New York+ ........................................      5,820,396         5,584,473
     98,000  Ivanhoe Mines Ltd., Toronto+ .......................        677,587           703,944
    100,000  Kingsgate Consolidated Ltd. ........................        283,998           337,226
  1,227,100  Kinross Gold Corp.+ (e) ............................      7,022,836        11,313,862
  5,400,000  Lihir Gold Ltd.+ ...................................      6,178,556         8,630,053
     65,000  Lundin Mining Corp.+ ...............................        829,959           942,191
    292,900  Meridian Gold Inc.+ ................................      5,480,424         6,405,723
    550,000  Newcrest Mining Ltd. ...............................      7,179,163         9,797,882
    349,400  Newmont Mining Corp. (e) ...........................     13,485,019        18,657,960
  2,785,000  Oxiana Ltd.+ .......................................      2,297,283         3,552,529
     50,000  Peabody Energy Corp. ...............................      3,380,898         4,121,000

                                                                                         MARKET
     SHARES                                                             COST             VALUE
     ------                                                             ----             ------
     31,000  Phelps Dodge Corp. .................................   $  3,502,070      $  4,459,970
    931,000  Placer Dome Inc. (e) ...............................     13,968,779        21,347,830
    375,000  Randgold Resources
               Ltd., ADR+ .......................................      5,418,655         6,048,750
     27,100  Rio Tinto plc, ADR .................................      4,708,081         4,953,609
     55,000  Teck Cominco Ltd., Cl. B ...........................      2,142,790         2,935,825
    112,400  Xstrata plc ........................................      2,637,162         2,630,009
                                                                    ------------      ------------
                                                                     166,647,397       216,977,079
                                                                    ------------      ------------
             PAPER AND FOREST PRODUCTS -- 1.9%
    100,000  Plum Creek
               Timber Co. Inc. ..................................      3,521,762         3,605,000
     59,000  Weyerhaeuser Co. ...................................      4,082,192         3,914,060
                                                                    ------------      ------------
                                                                       7,603,954         7,519,060
                                                                    ------------      ------------
             SPECIALTY CHEMICALS -- 1.3%
     26,000  Dow Chemical Co. ...................................      1,186,112         1,139,320
     90,000  E.I. du Pont de
               Nemours and Co. ..................................      4,311,700         3,825,000
                                                                    ------------      ------------
                                                                       5,497,812         4,964,320
                                                                    ------------      ------------
             TOTAL
              COMMON STOCKS .....................................    297,061,474       366,285,225
                                                                    ------------      ------------

   PRINCIPAL
    AMOUNT
   ---------
             U.S. GOVERNMENT OBLIGATIONS -- 7.0%
$27,305,000  U.S. Treasury Bill,
               3.790%++, 01/19/06 ...............................     27,259,734        27,259,734
                                                                    ------------      ------------
TOTAL INVESTMENTS -- 100.9% .....................................   $324,321,208       393,544,959
                                                                    ============
CALL OPTIONS WRITTEN -- (7.1)% ..................................                      (27,469,822)
  (Premiums received $14,592,858)
PUT OPTIONS WRITTEN -- (0.0)% ...................................                          (14,350)
  (Premiums received $133,041)
OTHER ASSETS & LIABILITIES (NET) -- 6.2% ........................                       24,148,197
                                                                                      ------------
NET ASSETS -- COMMON STOCK
  (17,745,981 common shares outstanding) -- 100.0% ..............                     $390,208,984
                                                                                      ============
NET ASSET VALUE PER COMMON SHARE
  ($390,208,984 / 17,745,981 shares outstanding) ................                           $21.99
                                                                                            ======

             OPTION CONTRACTS WRITTEN -- (7.1)%

  NUMBER OF                                                       EXPIRATION DATE/       MARKET
  CONTRACTS                                                        EXERCISE PRICE        VALUE
  ---------                                                       ----------------       ------
             PUT OPTIONS WRITTEN -- 0.0%
        225  AngloGold Ashanti
               Ltd., ADR ........................................   Jan. 06/35        $      2,250
        250  AngloGold Ashanti
               Ltd., ADR ........................................   Jan. 06/40               1,250
        100  Murphy Oil Corp. ...................................   Jan. 06/45               1,000
        225  Nabors Industries Ltd. .............................   Jan. 06/65               2,250
        100  Phelps Dodge Corp. .................................   Jan. 06/100              1,300
        180  XTO Energy Inc. ....................................   Feb. 06/35               6,300
                                                                                      ------------
             TOTAL PUT OPTIONS WRITTEN
              (Premiums received $133,041)                                            $     14,350
                                                                                      ============
             CALL OPTIONS WRITTEN -- (7.1)%
        750  Agnico-Eagle Mines Ltd. .............................  Feb. 06/15        $    360,000
        786  Agnico-Eagle Mines Ltd. .............................  Feb. 06/17.50          208,290
        500  Agnico-Eagle Mines Ltd. .............................  Feb. 06/20              50,000

                 See accompanying notes to financial statements.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2005

  NUMBER OF                                                       EXPIRATION DATE/       MARKET
  CONTRACTS                                                        EXERCISE PRICE         VALUE
  ---------                                                       ----------------       ------
             OPTION CONTRACTS WRITTEN (CONTINUED)
             CALL OPTIONS WRITTEN (CONTINUED)
        158  Agnico-Eagle Mines Ltd. ............................   May 06/15         $     82,160
        650  Agnico-Eagle Mines Ltd. ............................   May 06/17.50           208,000
      1,248  Agnico-Eagle Mines Ltd. ............................   May 06/20              218,400
        500  Alpha Natural Resources Inc. .......................   Mar. 06/22.50           20,000
         50  Anglo American plc(b) ..............................   Mar. 06/1800            19,140
        100  Anglo American plc(b) ..............................   Jun. 06/2000            22,969
      1,500  AngloGold Ashanti
               Ltd., ADR ........................................   Jan. 06/45             690,000
        450  AngloGold Ashanti
               Ltd., ADR ........................................   Apr. 06/45             276,750
        250  AngloGold Ashanti
               Ltd., ADR ........................................   Apr. 06/50              83,750
        150  Arch Coal Inc. .....................................   Feb. 06/80              61,500
        650  Barrick Gold Corp. .................................   Jan. 06/25             214,500
      1,000  Barrick Gold Corp. .................................   Jan. 06/27.84           76,000
        800  Barrick Gold Corp. .................................   Jan. 06/28              54,400
      1,123  Barrick Gold Corp. .................................   Jan. 06/30              11,230
        400  Barrick Gold Corp. .................................   Apr. 06/30              54,000
        300  BHP Billiton Ltd., ADR .............................   Jan. 06/36.48              840
        572  BHP Billiton Ltd., ADR .............................   Feb. 06/30             220,220
        728  BHP Billiton Ltd., ADR .............................   Feb. 06/35              54,600
      1,230  BJ Services Co. ....................................   Jan. 06/35             270,600
        100  BJ Services Co. ....................................   Jan. 06/37.50            6,000
        150  BJ Services Co. ....................................   Apr. 06/37.50           35,250
        175  BP plc, ADR ........................................   Jan. 06/80                 875
        535  BP plc, ADR ........................................   Apr. 06/70              46,812
        250  Burlington Resources Inc. ..........................   Jan. 06/70             410,000
        385  Burlington Resources Inc. ..........................   May 06/85              186,725
         75  Burlington Resources Inc. ..........................   May 06/90               16,312
        393  Chevron Corp. ......................................   Jan. 06/65               1,965
        200  Chevron Corp. ......................................   Feb. 06/60              14,000
        403  Chevron Corp. ......................................   Jun. 06/65              38,285
        800  Compania de Minas
               Buenaventura SA, ADR .............................   Mar. 06/30             132,000
        620  ConocoPhillips .....................................   Feb. 06/60              99,200
        100  ConocoPhillips .....................................   May 06/65               17,500
        340  Devon Energy Corp. .................................   Jan. 06/65              32,300
         80  Devon Energy Corp. .................................   Feb. 06/65              18,200
         50  Devon Energy Corp. .................................   Apr. 06/70              11,250
        300  Diamond Offshore
               Drilling Inc. ....................................   Jan. 06/60             291,000
        100  Dow Chemical Co. ...................................   Jan. 06/45               4,000
         60  Dow Chemical Co. ...................................   Mar. 06/45               8,100
        100  Dow Chemical Co. ...................................   Mar. 06/50               3,000
        700  E.I. du Pont de
               Nemours & Co. ....................................   Apr. 06/45              66,500
        260  Exxon Mobil Corp. ..................................   Jan. 06/60               2,600
        100  Exxon Mobil Corp. ..................................   Feb. 06/60               4,500
        446  Exxon Mobil Corp. ..................................   Apr. 06/62.50           33,450
        209  Exxon Mobil Corp. ..................................   Apr. 06/65               8,360
         92  Freeport-McMoRan Copper
               & Gold Inc., Cl. B ...............................   Jan. 06/45              81,880
      1,811  Freeport-McMoRan Copper
               & Gold Inc., Cl. B ...............................   Feb. 06/50             954,397
      3,176  Glamis Gold Ltd. ...................................   Feb. 06/22.50        1,715,040
        420  GlobalSantaFe Corp. ................................   Jan. 06/47.50           66,150
        250  GlobalSantaFe Corp. ................................   Jan. 06/50              11,250
      1,250  GlobalSantaFe Corp. ................................   Jan. 06/53.976          12,000
        250  GlobalSantaFe Corp. ................................   Apr. 06/45             137,500
        500  Gold Fields Ltd., ADR ..............................   Jan. 06/12.50          261,500
      7,099  Gold Fields Ltd., ADR ..............................   Jan. 06/15           1,952,225
        250  Gold Fields Ltd., ADR ..............................   Apr. 06/15              80,000
        500  Gold Fields Ltd., ADR ..............................   Apr. 06/17.50           82,500
      1,450  Goldcorp Inc. ......................................   Jan. 06/20             369,750

  NUMBER OF                                                       EXPIRATION DATE/       MARKET
  CONTRACTS                                                        EXERCISE PRICE        VALUE
  ---------                                                       ----------------       ------
      1,343  Goldcorp Inc. .....................................    Jan. 06/22.50     $    100,725
      1,007  Goldcorp Inc. .....................................    Feb. 06/20             281,960
        200  Goldcorp Inc. .....................................    Apr. 06/22.50           39,000
        658  Golden Star Resources Ltd. ........................    Jan. 06/4                  658
      1,200  Golden Star Resources Ltd. ........................    Jan. 06/5                6,000
        400  Halliburton Co. ...................................    Jan. 06/65              24,000
        315  Halliburton Co. ...................................    Jan. 06/70               3,150
        505  Halliburton Co. ...................................    Apr. 06/70             104,787
      2,607  Harmony Gold Mining
               Co. Ltd., ADR ...................................    Jan. 06/10             808,170
        500  Harmony Gold Mining
               Co. Ltd., ADR ...................................    Jan. 06/12.50           50,000
      1,000  Harmony Gold Mining
               Co. Ltd., ADR ...................................    Feb. 06/12.50          130,000
        500  Harmony Gold Mining
               Co. Ltd., ADR ...................................    Feb. 06/15              17,500
      4,375  IAMGOLD Corp.(a) ..................................    Feb. 06/9              206,998
        425  IAMGOLD Corp.(a) ..................................    May 06/9                30,163
        291  Inco Ltd. .........................................    Jan. 06/50               3,637
        349  Inco Ltd. .........................................    Feb. 06/45              51,477
         71  Ivanhoe Mines Ltd. ................................    Jan. 06/7.50             1,065
      4,890  Ivanhoe Mines Ltd. ................................    Jan. 06/8               48,411
        736  Ivanhoe Mines Ltd. ................................    Jan. 06/8.25             4,563
        303  Ivanhoe Mines Ltd. ................................    Jan. 06/8.75               667
        750  Ivanhoe Mines Ltd. ................................    Mar. 06/7.5             41,250
         12  Ivanhoe Mines Ltd. ................................    Mar. 06/10                 150
      2,000  Ivanhoe Mines Ltd. ................................    May 06/8               114,600
        200  Kerr-McGee Corp. ..................................    Apr. 06/95              88,000
      3,000  Kinross Gold Corp. ................................    Feb. 06/7.50           540,000
      5,000  Kinross Gold Corp. ................................    Feb. 06/8              715,500
      3,500  Lihir Gold Ltd.(c) ................................    Jan. 06/1.5235       1,770,437
         70  Marathon Oil Corp. ................................    Jan. 06/65               2,450
         35  Marathon Oil Corp. ................................    Jan. 06/70                 175
        285  Marathon Oil Corp. ................................    Apr. 06/65              73,388
        200  Marathon Oil Corp. ................................    Apr. 06/70              24,000
      1,000  Meridian Gold Inc. ................................    Jan. 06/20             200,000
        625  Meridian Gold Inc. ................................    Jan. 06/22.50           25,000
        180  Meridian Gold Inc. ................................    Apr. 06/20              56,250
      1,100  Meridian Gold Inc. ................................    Apr. 06/22.50          195,250
        300  Murphy Oil Corp. ..................................    Jan. 06/47.50          199,500
        810  Murphy Oil Corp. ..................................    Jan. 06/50             332,100
        150  Murphy Oil Corp. ..................................    Jan. 06/52.50           37,500
        140  Murphy Oil Corp. ..................................    Apr. 06/55              48,300
        350  Newcrest Mining Ltd.(c) ...........................    Mar. 06/22             821,072
      1,500  Newmont Mining Corp. ..............................    Jan. 06/47.50          975,000
      1,994  Newmont Mining Corp. ..............................    Mar. 06/50           1,096,700
      1,300  Noble Corp. .......................................    Mar. 06/75             403,000
        100  Norsk Hydro ASA(d) ................................    Feb. 06/680             56,117
        150  Norsk Hydro ASA(d) ................................    Feb. 06/710             47,227
      2,785  Oxiana Ltd.(c) ....................................    Feb. 06/1.45           632,922
        150  Peabody Energy Corp. ..............................    Feb. 06/80              85,500
        150  Peabody Energy Corp. ..............................    Mar. 06/80             111,000
        150  Peabody Energy Corp. ..............................    Mar. 06/90              54,000
         50  Peabody Energy Corp. ..............................    Mar. 06/100              5,750
        250  Phelps Dodge Corp. ................................    Jan. 06/130            372,500
         60  Phelps Dodge Corp. ................................    Jan. 06/135             64,200
      2,275  Placer Dome Inc. ..................................    Jan. 06/17.50        1,251,250
      2,755  Placer Dome Inc. ..................................    Jan. 06/20             909,150
        290  Placer Dome Inc. ..................................    Mar. 06/20              88,450
      2,250  Placer Dome Inc. ..................................    Mar. 06/22.50          258,750
      1,740  Placer Dome Inc. ..................................    Mar. 06/25              43,500
      1,000  Plum Creek Timber Co. Inc. ........................    Feb. 06/40              10,000
        185  Randgold Resources
               Ltd., ADR .......................................    Mar. 06/15              35,613
      3,565  Randgold Resources
               Ltd., ADR .......................................    Mar. 06/17.50          267,375

                 See accompanying notes to financial statements.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2005

  NUMBER OF                                                       EXPIRATION DATE/       MARKET
  CONTRACTS                                                        EXERCISE PRICE        VALUE
  ---------                                                       ----------------       ------
             OPTION CONTRACTS WRITTEN (CONTINUED)
             CALL OPTIONS WRITTEN (CONTINUED)
        100  Rio Tinto plc, ADR ................................    Jan. 06/150       $    329,000
        793  Rowan Companies Inc. ..............................    Jan. 06/35             134,810
         68  Rowan Companies Inc. ..............................    Jan. 06/37.50            3,400
         50  Rowan Companies Inc. ..............................    Jan. 06/40                 625
        106  Suncor Energy Inc. ................................    Jan. 06/55              88,510
         80  Suncor Energy Inc. ................................    Jan. 06/65              10,400
        144  Suncor Energy Inc. ................................    Mar. 06/60              95,040
        250  Suncor Energy Inc. ................................    Mar. 06/65              97,500
        250  Suncor Energy Inc. ................................    Mar. 06/70              52,500
        275  Teck Cominco Ltd., Cl. B(a) .......................    Feb. 06/56             169,147
        175  Teck Cominco Ltd., Cl. B(a) .......................    Feb. 06/58              83,552
        100  Teck Cominco Ltd., Cl. B(a) .......................    Feb. 06/60              35,916
        450  Tesoro Corp. ......................................    Feb. 06/65             117,000
        150  Tesoro Corp. ......................................    May 06/70               55,500
        400  Total SA, ADR .....................................    Jan. 06/145.62           4,480
        200  Total SA, ADR .....................................    Feb. 06/140              6,000
         80  Transocean Inc. ...................................    Jan. 06/70              18,400
        650  Transocean Inc. ...................................    Feb. 06/60             669,500
        120  Transocean Inc. ...................................    Feb. 06/65              80,400
      1,214  Valero Energy Corp. ...............................    Jan. 06/57.50           18,210
        700  Valero Energy Corp. ...............................    Mar. 06/57.50          116,900
        120  Weatherford
               International Ltd. ..............................    Jan. 06/32.50           45,600
        240  Weatherford
               International Ltd. ..............................    Jan. 06/35              49,200
        230  Weatherford
               International Ltd. ...............................   Feb. 06/32.50           98,900
      1,376  Weatherford
               International Ltd. ...............................   Feb. 06/35             357,760
         84  Weatherford
               International Ltd. ...............................   May 06/40               13,440
        215  Weyerhaeuser Co. ...................................   Jan. 06/65              43,000
        340  Weyerhaeuser Co. ...................................   Jan. 06/70               4,250
         35  Weyerhaeuser Co. ...................................   Jan. 06/75                 700
        430  Williams Companies Inc. ............................   Jan. 06/22.50           34,400
        840  Williams Companies Inc. ............................   Jan. 06/25              12,600
         30  Williams Companies Inc. ............................   Feb. 06/22.50            4,800
        200  Williams Companies Inc. ............................   Feb. 06/25              10,000
        545  XTO Energy Inc. ....................................   Feb. 06/45             130,800
        200  XTO Energy Inc. ....................................   May 06/50               42,000
                                                                                      ------------
             TOTAL CALL OPTIONS WRITTEN
               (Premiums received $14,592,858) ..................                     $ 27,469,822
                                                                                      ============

----------
(a)   Exercise price denoted in Canadian dollars.

(b)   Exercise price denoted in British Pounds.

(c)   Exercise price denoted in Australian dollars.

(d)   Exercise price denoted in Norwegian Krones.

(e) Securities, or a portion thereof, with a value of $100,255,390 pledged as collateral for options written.

+     Non-income producing security.

++    Represents annualized yield at date of purchase.

ADR   American Depository Receipt

                 See accompanying notes to financial statements.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS:
   Investments, at value (cost $324,321,208) ...................   $393,544,959
   Cash ........................................................     23,874,259
   Receivable for investments sold .............................      7,888,484
   Dividends receivable ........................................        125,687
   Other assets ................................................         13,663
                                                                   ------------
   TOTAL ASSETS ................................................    425,447,052
                                                                   ------------
LIABILITIES:
   Call options written
     (premiums received $14,592,858) ...........................     27,469,822
   Put options written
     (premiums received $133,041) ..............................         14,350
   Foreign currency, at value (cost $3,553,029) ................      3,463,547
   Payable to custodian ........................................        503,535
   Dividends payable ...........................................      3,194,276
   Payable for investment advisory fees ........................        332,482
   Payable for offering expenses ...............................         56,905
   Other accrued expenses ......................................        203,151
                                                                   ------------
   TOTAL LIABILITIES ...........................................     35,238,068
                                                                   ------------
   NET ASSETS applicable to 17,745,981
     shares outstanding ........................................   $390,208,984
                                                                   ============
NET ASSETS CONSIST OF:
   Shares of beneficial interest, at $.001 par value ...........   $     17,746
   Additional paid-in capital ..................................    338,385,631
   Undistributed net investment income .........................         14,473
   Accumulated distributions in excess of net realized
     gain on investments, securities sold short, options,
     and foreign currency transactions .........................     (4,633,894)
   Net unrealized appreciation on investments ..................     69,223,751
   Net unrealized depreciation on options ......................    (12,758,273)
   Net unrealized depreciation on foreign
     currency translations .....................................        (40,450)
                                                                   ------------
   NET ASSETS ..................................................   $390,208,984
                                                                   ============
NET ASSET VALUE:
   ($390,208,984 / 17,745,981 shares outstanding;
   unlimited number of shares authorized) ......................   $      21.99
                                                                   ============

                             STATEMENT OF OPERATIONS
                   FOR THE PERIOD ENDED DECEMBER 31, 2005 (a)

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $101,507) ................   $  2,750,443
   Interest ....................................................      1,587,383
                                                                   ------------
   TOTAL INVESTMENT INCOME .....................................      4,337,826
                                                                   ------------
EXPENSES:
   Investment advisory fees ....................................      2,678,913
   Shareholder communications expenses .........................        120,000
   Payroll expenses ............................................         75,792
   Legal and audit fees ........................................         57,880
   Trustees' fees ..............................................         57,064
   Custodian fees ..............................................         28,309
   Shareholder services fees ...................................         10,915
   Miscellaneous expenses ......................................         55,458
                                                                   ------------
   TOTAL EXPENSES ..............................................      3,084,331
                                                                   ------------
   NET INVESTMENT INCOME .......................................      1,253,495
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, SECURITIES SOLD SHORT,
   OPTIONS, AND FOREIGN CURRENCY:
   Net realized gain on investments ............................     16,446,495
   Net realized gain on securities sold short ..................            408
   Net realized loss on options ................................     (1,978,480)
   Net realized gain on foreign currency transactions ..........        184,704
                                                                   ------------
   Net realized gain on investments, securities sold short,
     options, and foreign currency transactions ................     14,653,127
   Net change in unrealized appreciation/depreciation
     on investments, options, and foreign
     currency translations .....................................     56,425,028
                                                                   ------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS, SECURITIES SOLD SHORT,
     OPTIONS, AND FOREIGN CURRENCY .............................     71,078,155
                                                                   ------------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ...........................................   $ 72,331,650
                                                                   ============

                       STATEMENT OF CHANGES IN NET ASSETS
                                                                                                                   PERIOD ENDED
                                                                                                               DECEMBER 31, 2005 (a)
                                                                                                               ---------------------
OPERATIONS:
  Net investment income ....................................................................................       $   1,253,495
  Net realized gain on investments, securities sold short, options, and foreign currency transactions ......          14,653,127
  Net change in unrealized appreciation/depreciation on investments, options, and foreign currency
    translations ...........................................................................................          56,425,028
                                                                                                                   -------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................................................          72,331,650
                                                                                                                   -------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income ....................................................................................          (1,321,765)
  Net realized short-term gain on investments, securities sold short, options, and foreign currency
    translations ...........................................................................................         (19,204,278)
                                                                                                                   -------------
  TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS ...............................................................         (20,526,043)
                                                                                                                   -------------
TRUST SHARE TRANSACTIONS:
  Net increase in net assets from common shares issued upon reinvestment of dividends and distributions
    and common shares issued in offering ...................................................................         339,007,369
  Offering costs for common shares charged to paid-in-capital ..............................................            (704,000)
                                                                                                                   -------------
  NET INCREASE IN NET ASSETS FROM TRUST SHARE TRANSACTIONS .................................................         338,303,369
                                                                                                                   -------------
  NET INCREASE IN NET ASSETS ...............................................................................         390,108,976

NET ASSETS:
  Beginning of period ......................................................................................             100,008
                                                                                                                   -------------
  End of period (including undistributed net investment income of $14,473) .................................       $ 390,208,984
                                                                                                                   =============

----------
(a) The Gabelli Global Gold, Natural Resources & Income Trust commenced investment operations on March 29, 2005.

                 See accompanying notes to financial statements.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Global Gold, Natural Resources & Income Trust (the "Trust") is a closed-end non-diversified management investment company organized under the laws of the state of Delaware on January 4, 2005 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust sold 5,236 shares to Gabelli Funds, LLC (the "Adviser") for $100,008 on March 10, 2005. Investment operations commenced on March 29, 2005 upon the settlement of the sale of 16,600,000 shares of beneficial interest in the amount of $316,396,000 (net of underwriting fees and expenses of $15,604,000). In addition, on May 12, 2005, the Trust issued 1,000,000 shares of beneficial interest in the amount of $19,060,000 (net of underwriting fees and expenses of $940,000) in conjunction with the exercise of the underwriters' overallotment option. The Adviser agreed to pay all the Trust's organizational costs and the amount by which the Trust's offering costs (other than the underwriting fees) exceed $0.04 per common share.

      The Trust's primary investment objective is to provide a high level of current income. The Trust's secondary investment objective is to seek capital appreciation consistent with the Trust's strategy and its primary objective. Under normal market conditions, the Trust will attempt to achieve its objectives by investing 80% of its assets in equity securities of companies principally engaged in the gold and natural resources industries. As part of its investment strategy, the Trust intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. The Trust anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution, or trading of gold, or the financing, managing and controlling, or operating of companies engaged in "gold-related" activities ("Gold Companies"). In addition, the Trust anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production, or distribution of natural resources, such as gas and oil, paper, food and agriculture, forestry products, metals, and minerals as well as related transportation companies and equipment manufacturers ("Natural Resources Companies"). The Trust may invest in the securities of companies located anywhere in the world.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

      Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

      Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

      REPURCHASE AGREEMENTS. The Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Trust's holding period. The Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the dollar amount invested by the Trust in each agreement. The Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited. At December 31, 2005, there were no open repurchase agreements.

      OPTIONS. The Trust may purchase or write call or put options on securities or indices. As a writer of put options, the Trust receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Trust would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Trust would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

      As a purchaser of put options, the Trust pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Trust would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Trust would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

      In the case of call options, these exercise prices are referred to as "in-the-money", "at-the-money", and "out-of-the-money", respectively. The Trust may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) covered at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Trust limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

      SECURITIES SOLD SHORT. The Trust may enter into short sale transactions. A short sale involves selling a security which the Trust does not own. The proceeds received for short sales are recorded as liabilities and the Trust records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Trust records a realized gain or loss when the short position is closed out. By entering into a short sale, the Trust bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Trust on the ex-dividend date and interest expense is recorded on the accrual basis. At December 31, 2005, there were no open securities sold short.

      FOREIGN CURRENCY TRANSLATIONS. The books and records of the Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      FOREIGN SECURITIES. The Trust may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

      FOREIGN TAXES. The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Trust will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

      CONCENTRATION RISKS. The Trust may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Trust may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Trust's net asset value and a magnified effect in its total return.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Trust is informed of the dividend.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from that determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Trust, foreign currency transactions, timing differences, and differing characterizations of distributions made by the Trust. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Trust and the calculation of net investment income per share in the Financial Highlights includes these adjustments. For the year ended December 31, 2005 reclassifications were made to increase accumulated net investment income by $82,743 and to increase distributions in excess of net realized gains on investments by $82,743.

      The tax character of distributions paid in 2005 was $20,526,043 of ordinary income (inclusive of short-term capital gains).

      PROVISION FOR INCOME TAXES. The Trust intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Trust to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

      As of December 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

          Net unrealized appreciation on investments, foreign
            payables and receivables ...........................   $ 63,215,442
          Net unrealized depreciation on options ...............    (12,758,273)
          Net unrealized depreciation on foreign currency ......        (40,450)
          Undistributed ordinary income
            (inclusive of short-term capital gain) .............      1,287,437
          Undistributed long-term gain .........................        101,451
                                                                   ------------
          Total ................................................   $ 51,805,607
                                                                   ============

The following summarizes the tax cost of investments and related unrealized appreciation/depreciation at December 31, 2005:

                                                       GROSS             GROSS         NET UNREALIZED
                                       COST/         UNREALIZED        UNREALIZED       APPRECIATION/
                                     PREMIUMS       APPRECIATION      DEPRECIATION     (DEPRECIATION)
                                   ------------     ------------      ------------     --------------
          Investments .........    $330,329,517      $71,463,094      $ (8,247,652)     $ 63,215,442
          Options written .....     (14,725,899)       2,550,707       (15,308,980)      (12,758,273)
                                                     -----------      ------------      ------------
                                                     $74,013,801      $(23,556,632)     $ 50,457,169
                                                     ===========      ============      ============

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Trust's portfolio and oversees the administration of all aspects of the Trust's business and affairs.

      The cost of calculating the Trust's net asset value ("NAV") per share is a Trust expense pursuant to the Investment Advisory Agreement between the Trust and the Adviser. During the period ended December 31, 2005, the Trust reimbursed the Adviser $33,750 in connection with the cost of computing the Trust's NAV, which is included in miscellaneous expenses in the Statement of Operations.

      The Trust is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $5,164 for the period ended December 31, 2005, which is included in payroll expenses in the Statement of Operations.

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the period ended December 31, 2005, other than short-term securities, aggregated $701,092,273 and $419,495,991, respectively.

      Options activity for the Trust for the period ended December 31, 2005 was as follows:

                                                              NUMBER OF
                                                              CONTRACTS        PREMIUMS
                                                             -----------     ------------
          Options outstanding at March 29, 2005 .........             --               --
          Stock splits on options .......................          3,835               --
          Options written ...............................      6,334,425     $ 39,638,419
          Options closed ................................        (56,909)      (5,978,850)
          Options expired ...............................       (144,765)      (7,695,580)
          Options exercised .............................     (6,022,311)     (11,238,090)
                                                             -----------     ------------
          Options outstanding at December 31, 2005 ......        114,275     $ 14,725,899
                                                             ===========     ============

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. The Board has authorized the repurchase of its shares in the open market when the shares are trading at a discount of 7.50% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the shares. During the period ended December 31, 2005, the Trust did not repurchase any shares of beneficial interest in the open market.

      Transactions in shares of beneficial interest were as follows:

                                                             Period Ended
                                                         December 31, 2005 (a)
                                                       -------------------------
                                                         Shares        Amount
                                                       ----------   ------------
          Initial seed capital, March 10, 2005 ....         5,236   $    100,008
          Shares issued in offering ...............    17,600,000    335,456,000
          Shares issued upon reinvestment of
             dividends and distributions ..........       140,745      2,847,369
                                                       ----------   ------------
          Net increase ............................    17,745,981   $338,403,377
                                                       ==========   ============

(a) The Gabelli Global Gold, Natural Resources & Income Trust commenced investment operations on March 29, 2005.

6. INDEMNIFICATIONS. The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State of New York and the Securities and Exchange Commission (the "SEC") requesting information on mutual fund trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc., the Adviser's parent company, is responding to these requests for documents and testimony. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of seven closed-end funds managed by the Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Trust or any material adverse effect on the Adviser or its ability to manage the Trust. The staff's notice to the Adviser did not relate to the Trust.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A COMMON SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                                                PERIOD ENDED
                                                                                                            DECEMBER 31, 2005 (a)
                                                                                                            ---------------------
OPERATING PERFORMANCE:
  Net asset value, beginning of period ...................................................................        $  19.06(b)
                                                                                                                  --------
  Net investment income ..................................................................................            0.08
  Net realized and unrealized gain on investments ........................................................            4.01
                                                                                                                  --------
  Total from investment operations .......................................................................            4.09
                                                                                                                  --------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income ..................................................................................           (0.07)
  Net realized short-term gains on investments, securities sold short, options, and foreign currency
      transactions .......................................................................................           (1.09)
                                                                                                                  --------
  Total distributions to common shareholders .............................................................           (1.16)
                                                                                                                  --------
CAPITAL SHARE TRANSACTIONS:
  Decrease in net asset value from common share transactions .............................................           (0.00)(d)
                                                                                                                  --------
  Total capital share transactions .......................................................................           (0.00)(d)
                                                                                                                  --------
  NET ASSET VALUE, END OF PERIOD .........................................................................        $  21.99
                                                                                                                  ========
  Net asset value total return + .........................................................................            22.0%
                                                                                                                  ========
  Market value, end of period ............................................................................        $  21.80
                                                                                                                  ========
  Total investment return ++ .............................................................................            15.2%
                                                                                                                  ========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
  Net assets end of period (in 000's) ....................................................................        $390,209
  Ratio of net investment income to average net assets ...................................................            0.47%(c)
  Ratio of operating expenses to average net assets ......................................................            1.15%(c)
  Portfolio turnover rate ................................................................................            142.5%

----------
+ Based on net asset value per share at commencement of operations of $19.06 per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for the period of less than one year is not annualized.

++ Based on market value per share at initial public offering of $20.00 per share, adjusted for reinvestments of distributions. Total return for the period of less than one year is not annualized.

(a) The Gabelli Global Gold, Natural Resources & Income Trust commenced investment operations on March 29, 2005.

(b) The beginning of period NAV reflects a $0.04 reduction for costs associated with the initial public offering.

(c)   Annualized.

(d)   Amount represents less than $0.005 per share.

                 See accompanying notes to financial statements.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Gabelli Global Gold, Natural Resources & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Gold, Natural Resources & Income Trust (hereafter referred to as the "Trust") at December 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the period March 29, 2005 (commencement of operations), through December 31, 2005 in conformity with accounting principles generally accepted in the United States of America. The financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 28, 2006

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The names and business addresses of the Trustees and principal officers of this Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Trustees, their positions with certain other organizations and companies.

                             TERM OF          NUMBER OF
                            OFFICE AND     FUNDS IN TRUST
NAME, POSITION(S)           LENGTH OF          COMPLEX
    ADDRESS 1                  TIME          OVERSEEN BY        PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIPS
    AND AGE                  SERVED 2          TRUSTEE          DURING PAST FIVE YEARS                          HELD BY TRUSTEE 4
-----------------           ----------     --------------       -----------------------                        -------------------
INTERESTED TRUSTEE:

SALVATORE M. SALIBELLO 3    Since 2005**           3        Certified Public Accountant and Managing                  --
Trustee                                                     Partner of the accounting firm Salibello
Age: 60                                                     & Broder, LLP, since 1978

NON-INTERESTED TRUSTEES:

ANTHONY J. COLAVITA         Since 2005*           34        Partner in the law firm of                                --
Trustee                                                     Anthony J. Colavita, P.C.
Age: 70

JAMES P. CONN               Since 2005**          14        Former Managing Director and Chief Investment    Director of LaQuinta
Trustee                                                     Officer of Financial Security Assurance          Corp. (hotels) and
Age: 67                                                     Holdings Ltd. (insurance holding company)        First Republic Bank
                                                            (1992-1998)                                      (banking)

MARIO D'URSO                Since 2005***          3        Chairman of Mittel Capital Markets S.p.A.,                --
Trustee                                                     since 2001; Senator in the Italian
Age: 65                                                     Parliament, (1996-2001)

VINCENT D. ENRIGHT          Since 2005***         14        Former Senior Vice President and Chief           Director of Aphton
Trustee                                                     Financial Officer of KeySpan Energy              Corporation
Age: 62                                                     Corporation                                      (biopharmaceuticals)

FRANK J. FAHRENKOPF, JR.    Since 2005*            5        President and Chief Executive Officer of the     Director of First
Trustee                                                     American Gaming Association; Partner in          Republic Bank
Age: 66                                                     the law firm of Hogan & Hartson LLP;             (banking)
                                                            Co-Chairman of the Commission on Presidential
                                                            Debates; Former Chairman of the Republican
                                                            National Committee

MICHAEL J. MELARKEY         Since 2005***          3        Partner in the law firm of Avansino,             Director of Southwest
Trustee                                                     Melarkey, Knobel & Mulligan                      Gas Corporation
Age: 56                                                                                                      (natural gas utility)

ANTHONIE C. VAN EKRIS       Since 2005**          18        Chairman of BALMAC International, Inc.                    --
Trustee                                                     (commodities and futures trading)
Age: 71

SALVATORE J. ZIZZA          Since 2005*           25        Chairman of Hallmark Electrical Supplies Corp.   Director of Hollis-Eden
Trustee                                                                                                      Pharmaceuticals
Age: 60                                                                                                      (biotechnology) and
                                                                                                             Earl Scheib, Inc.
                                                                                                             (automotive services)

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                                TERM OF
                               OFFICE AND
NAME, POSITION(S)               LENGTH OF
   ADDRESS 1                      TIME                    PRINCIPAL OCCUPATION(S)
    AND AGE                     SERVED 2                  DURING PAST FIVE YEARS
----------------               -----------                -----------------------
OFFICERS:

BRUCE N. ALPERT                 Since 2005         Executive Vice President and Chief Operating
President                                          Officer of Gabelli Funds, LLC since 1988 and
Age: 54                                            an officer of all of the registered investment
                                                   companies in the Gabelli Funds complex. Director
                                                   and President of Gabelli Advisers, Inc.

CARTER W. AUSTIN                Since 2005         Vice President of The Gabelli Equity Trust
Vice President                                     since 2000 and Vice President of the Gabelli
Age: 39                                            Dividend & Income Trust since 2003. Vice
                                                   President of Gabelli Funds, LLC since 1996.

JAMES E. MCKEE                  Since 2005         Vice President, General Counsel and Secretary
Secretary                                          of GAMCO Investors, Inc. (since 1999)
Age: 42                                            and of GAMCO Asset Management Inc.
                                                   (since 1993); Secretary of all of the registered
                                                   investment companies in the Gabelli Funds complex.

JOSEPH H. EGAN                  Since 2005         Chief Financial Officer of Gabelli Funds, LLC since
Treasurer                                          2004; Assistant Treasurer of all other registered investment
Age: 61                                            companies in the Gabelli Funds complex since 2004;
                                                   Vice President of Deutsche Investment Management
                                                   Americas, Inc. (formerly Scudder, Stevens & Clark, Inc.)

PETER D. GOLDSTEIN              Since 2005         Director of Regulatory Affairs for GAMCO Investors, Inc.
Chief Compliance Officer                           since 2004; Chief Compliance Officer of all of the registered
Age: 52                                            investment companies in the Gabelli Funds complex;
                                                   Vice President of Goldman Sachs Asset Management from
                                                   2000 through 2004.

----------

1     Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2 The Trust's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

      * - Term expires at the Trust's 2008 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

      ** - Term expires at the Trust's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

      *** - Term expires at the Trust's 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

      Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3 Mr. Salibello may be considered an "interested person" of the Fund as a result of being a partner in an accounting firm that provides professional services to affiliates of the investment adviser. Effective November 16, 2005, Mr. Karl Otto Pohl resigned from the Board of Trustees and now serves as Trustee Emeritus.

4 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2005

CASH DIVIDENDS AND DISTRIBUTIONS

                                                 TOTAL AMOUNT       ORDINARY          DIVIDEND
                 PAYABLE           RECORD            PAID          INVESTMENT       REINVESTMENT
                  DATE              DATE         PER SHARE (a)      INCOME (a)         PRICE
               -----------       ----------      -------------    -------------     ------------
COMMON SHARES
                06/24/05          06/16/05        $0.14000           $0.14000         $19.69890
                07/25/05          07/15/05         0.14000            0.14000          19.98110
                08/25/05          08/17/05         0.14000            0.14000          20.31000
                09/26/05          09/16/05         0.14000            0.14000          21.05150
                10/25/05          10/17/05         0.14000            0.14000          20.60000
                11/23/05          11/15/05         0.14000            0.14000          21.51880
                12/23/05          12/15/05         0.14000            0.14000          21.63490
                01/10/06          12/30/05         0.18000            0.18000          22.49190
                                                  --------           --------
           Total Common Stock                     $1.16000           $1.16000

      A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2005 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME AND U.S. GOVERNMENT SECURITIES INCOME

      The Trust paid to common shareholders an ordinary income dividend of $1.16000 per share in 2005. For the fiscal year ended December 31, 2005, 7.80% of the ordinary dividend qualified for the dividend received deduction available to corporations, and 0.86% of the ordinary income distribution was deemed qualified dividend income that is reported in box 1b on Form 1099-DIV. The percentage of ordinary income dividends paid by the Trust during 2005 derived from U.S. Government Securities was 1.61%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government Securities. The Trust did not meet this strict requirement in 2005. The percentage of U.S. Government Securities held as of December 31, 2005 was 6.99%.

                         HISTORICAL DISTRIBUTION SUMMARY

COMMON STOCK

                                              SHORT-TERM
                             INVESTMENT         CAPITAL              TOTAL
                             INCOME (b)        GAINS (b)       DISTRIBUTIONS (a)
                             ----------       -----------      -----------------
2005 ...................      $0.08460          $1.07540           $1.16000

----------
(a)   Total amounts may differ due to rounding.

(b)   Taxable as ordinary income for Federal tax purposes.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLANS

ENROLLMENT IN THE PLAN

      It is the policy of The Gabelli Global Gold, Natural Resources & Income Trust ("Trust") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Trust to issue common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Trust. Plan participants may send their share certificates to American Stock Transfer ("AST") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

            The Gabelli Global Gold, Natural Resources & Income Trust
                           c/o American Stock Transfer
                                6201 15th Avenue
                               Brooklyn, NY 11219

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact AST at (888) 422-3262.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Trust's common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Trust's common shares. The valuation date is the dividend or distribution payment date or, if that date is not an American Stock Exchange ("ASE") trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Trust valued at market price. If the Trust should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the ASE, or elsewhere, for the participants' accounts, except that AST will endeavor to terminate purchases in the open market and cause the Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Trust's common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

      SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Trust.

      The Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days' written notice to participants in the Plan.

            --------------------------------------------------------------------
            The Annual Meeting of The Gabelli Global Gold, Natural Resources & Income Trust's stockholders will be held at 12:30 P.M. on Monday, May 15, 2006 at the Greenwich Library in Greenwich, Connecticut.
            --------------------------------------------------------------------

--------------------------------------------------------------------------------

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                            AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Global Gold, Natural Resources & Income Trust (the "Trust") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

When you purchase shares of the Trust on the American Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o     INFORMATION   ABOUT  YOUR   TRANSACTIONS   WITH  US.  This  would  include
      information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

                                    [GRAPHIC]

                              TRUSTEES AND OFFICERS
            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Mario d'Urso
   CHAIRMAN, MITTEL CAPITAL MARKETS SPA

Vincent D. Enright
  FORMER SENIOR VICE PRESIDENT AND
  CHIEF FINANCIAL OFFICER,
  KEYSPAN ENERGY CORP.

Frank J. Fahrenkopf, Jr.
   PRESIDENT & CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION

Michael J. Melarkey
   ATTORNEY-AT-LAW,
   AVANSINO, MELARKEY, KNOBEL & MULLIGAN

Salvatore M. Salibello
   CERTIFIED PUBLIC ACCOUNTANT,
   SALIBELLO & BRODER, LLP

Anthonie C. van Ekris
   CHAIRMAN, BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Bruce N. Alpert
   PRESIDENT

Carter W. Austin
   VICE PRESIDENT

Joseph H. Egan
   TREASURER

Peter D. Goldstein
   CHIEF COMPLIANCE OFFICER

James E. McKee
   SECRETARY

OMBUDSMAN

Molly A.F. Marion

INVESTMENT ADVISER

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN

Mellon Trust of New England, N.A.

COUNSEL

Skadden, Arps, Slate, Meagher & Flom, LLP

TRANSFER AGENT AND REGISTRAR

American Stock Transfer and Trust Company

STOCK EXCHANGE LISTING
                                        Common
                                        ------
Amex-Symbol:                             GGN
Shares Outstanding:                   17,745,981

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5070.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 800-GABELLI
(800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Gabelli Global Gold, Natural Resources & Income Trust may, from time to time, purchase its common shares in the open market when The Gabelli Global Gold, Natural Resources & Income Trust shares are trading at a discount of 7.5% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

                            THE GABELLI GLOBAL GOLD,
                        NATURAL RESOURCES & INCOME TRUST

                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                        PHONE: 800-GABELLI (800-422-3554)
                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM              GGN AR 2005

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $70,000 in 2005 and $0 in 2004.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 in 2005 and $0 in 2004.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,880 in 2005 and $0 in 2004.

         Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns and for procedures performed relating to qualified covered calls.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2005 and $0 in 2004.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Gabelli and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2005 and $0 in 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Vincent D. Enright, Frank J. Fahrenkopf, Jr. and Salvatore J. Zizza.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

           Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         A.       CONFLICTS OF INTEREST.

                                    The Advisers  have  implemented  these proxy
                  voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

                  In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

         A.       OPERATION OF PROXY VOTING COMMITTEE.

                  For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. IF THE DIRECTOR OF PROXY VOTING SERVICES or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.      SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.     CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.      VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

          If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.       VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

 3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue
         The rationale for the vote when it appropriate

Records prior to the institution of the PROXY EDGE system include:
         Security name
         Type of Meeting (Annual, Special, Contest)

         Date of Meeting
         Name of Custodian
         Name of Client
         Custodian Account Number
         Adviser or Fund Account Number
         Directors' recommendation
         How the Adviser voted for the client on each issue
         Date the proxy statement was received and by whom Name of person posting the vote
         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o    Banks and brokerage firms using the services at ADP:

     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o     Banks and brokerage firms issuing proxies directly:

      The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person ttending the meeting along with the following supplemental material:

o    A  limited   Power  of  Attorney   appointing   the   attendee  an  Adviser
     representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

o    A sample ERISA and Individual contract.

o    A sample of the annual authorization to vote proxies form.

o    A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A

                                PROXY GUIDELINES









                  ===========================================

                             PROXY VOTING GUIDELINES

                  ===========================================

                            GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

                               BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o   Historical responsiveness to shareholders
      This may include such areas as:
      -Paying greenmail
      -Failure to adopt shareholder resolutions receiving a majority of shareholder votes
o   Qualifications
o   Nominating committee in place
o   Number of outside directors on the board
o   Attendance at meetings
o   Overall performance

                              SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for audit

                           BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

                                CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

                        INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o    Future use of additional shares
       -Stock split
       -Stock option or other executive  compensation  plan
       -Finance growth of company/strengthen balance sheet
       -Aid in restructuring
       -Improve credit rating
       -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o    Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

                               CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

                                CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

                     DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

                            EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

                              FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

                                GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.

                            ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

               LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

                CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

                   MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

                                 MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                                NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                       OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o    State of Incorporation
o    Management history of responsiveness to shareholders
o    Other mitigating factors

                                   POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

                                 REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

                               STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o    Dilution of voting power or earnings per share by more than 10%
o    Kind of stock to be awarded, to whom, when and how much
o    Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans

                         SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

               LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS

A portfolio team manages The Gabelli Global Gold, Natural Resources & Income Trust., (the Trust). The individuals listed below are those who are primarily responsible for the day-to-day management of the Trust.

Caesar M. P. Bryan serves as the Gold Companies Portfolio Manager for the Trust and is primarily responsible for the day-to-day management of the Gold Companies portion of the Trust's portfolio. Mr. Bryan is a Senior Vice President and Portfolio Manager with GAMCO Asset Management Inc. (a wholly owned subsidiary of GAMCO Investors, Inc.) since 1994.

Barbara G. Marcin and Joshua W. Fenton are jointly and primarily responsible for the day-to-day management of the Natural Resources Companies portion of the Trust's portfolio.

Barbara G. Marcin serves as a Portfolio Manager for the Trust. Ms. Marcin joined GAMCO Investors, Inc. in 1999 to manage larger capitalization value style portfolios.

Joshua W. Fenton is currently the Director of Buy-Side Research for GAMCO Investors, Inc. Mr. Fenton was a Securities Analyst for Gabelli & Company, Inc. from 2001 through 2002. Prior to joining GAMCO, Mr. Fenton was Director of Research at Douglas, Noyes & Co., Inc. from 1996 through 2001.

Vincent Hugonnard-Roche serves as a Portfolio Manager for the Trust and is primarily responsible for the day-to-day management of the covered call portion of the Trust's portfolio. Mr. Roche joined GAMCO Investors, Inc. in 2000 as Director of Quantitative Strategies and Head of Risk Management.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

                                                                                     # of Accounts
                                                                                      Managed with     Total Assets with
                                                           Total                      Advisory Fee        Advisory Fee
     Name of Portfolio                                 # of Accounts                   Based on            Based on
         Manager             Type of Accounts             Managed      Total Assets   Performance         Performance
         --------            ----------------             -------      ------------   -----------         -----------
1. Caesar M. P. Bryan        Registered Investment           5            $2.4B            1                 $1.9B
                             Companies:
                             Other Pooled Investment         1            $6.6M            1                 $6.6M
                             Vehicles:
                             Other Accounts:                 5            $45.5M           0                   $0

2. Barbara G. Marcin         Registered Investment           2            $2.3B            1                 $2.2B
                             Companies:
                             Other Pooled Investment         0              $0             0                   $0
                             Vehicles:
                             Other Accounts:                 6            $43.4M           0                   $0

3. Joshua W. Fenton          Registered Investment           1            $43.7M           0                   $0
                             Companies:
                             Other Pooled Investment         0              $0             0                   $0
                             Vehicles:
                             Other Accounts:                 9            $10.6M           0                   $0

4. Vincent Hugonnard-Roche   Registered Investment           0              $0             0                   $0
                             Companies:
                             Other Pooled Investment         2            $35.5M           2                 $35.5M
                             Vehicles:
                             Other Accounts:                 0              $0             0                   $0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Trust. A Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts, as might be the case if he/she were to devote all of his/her attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Trust may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

PURSUIT OF DIFFERING STRATEGIES. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager may also be motivated to favor accounts in which he or she has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts, which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OF THE ADVISER

The compensation of the Portfolio Managers for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the Portfolio Managers' compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

None of the Portfolio Managers owned shares of the Trust as of December 31, 2005.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                       REGISTRANT PURCHASES OF EQUITY SECURITIES
=============================================================================================================================
                                                               (C) TOTAL NUMBER OF         (D) MAXIMUM NUMBER (OR
                                                                 SHARES (OR UNITS)        APPROXIMATE DOLLAR VALUE) OF
             (A) TOTAL  NUMBER OF                               PURCHASED AS PART OF     SHARES (OR UNITS) THAT MAY YET
              SHARES  (OR UNITS)   (B) AVERAGE PRICE PAID     PUBLICLY ANNOUNCED PLANS    BE PURCHASED UNDER THE PLANS
   PERIOD         PURCHASED         PER SHARE (OR UNIT)           OR PROGRAMS                   OR PROGRAMS
=============================================================================================================================
=============================================================================================================================
Month #1     Common - N/A              Common - N/A               Common - N/A               Common - 17,655,606
07/01/05
through      Preferred - N/A           Preferred - N/A            Preferred - N/A            Preferred - N/A
07/31/05
=============================================================================================================================
=============================================================================================================================
Month #2     Common - N/A              Common - N/A               Common - N/A               Common - 17,702,705
08/01/05
through      Preferred - N/A           Preferred - N/A            Preferred - N/A            Preferred - N/A
08/31/05
=============================================================================================================================
=============================================================================================================================
Month #3     Common - N/A              Common - N/A               Common - N/A               Common - 17,702,705
09/01/05
through      Preferred - N/A           Preferred - N/A            Preferred - N/A            Preferred - N/A
09/30/05
=============================================================================================================================
=============================================================================================================================
Month #4     Common - N/A              Common - N/A               Common - N/A               Common - 17,745,981
10/01/05
through      Preferred - N/A           Preferred - N/A            Preferred - N/A            Preferred - N/A
10/31/05
=============================================================================================================================
=============================================================================================================================
Month #5     Common - N/A              Common - N/A               Common - N/A               Common - 17,745,981
11/01/05
through      Preferred - N/A           Preferred - N/A            Preferred - N/A            Preferred - N/A
11/30/05
=============================================================================================================================
=============================================================================================================================
Month #6     Common - N/A              Common - N/A               Common - N/A               Common - 17,745,981
12/01/05
through      Preferred - N/A           Preferred - N/A            Preferred - N/A            Preferred - N/A
12/31/05
=============================================================================================================================
=============================================================================================================================
Total        Common - N/A              Common - N/A               Common - N/A               N/A

             Preferred - N/A           Preferred - N/A            Preferred - N/A
=============================================================================================================================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 7.5% or more from the net asset value of the shares.
         Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Global Gold, Natural Resources & Income Trust
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert,
                           President & Principal Executive Officer


Date     March 10, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*           /s/ Bruce N. Alpert
                         -------------------------------------------------------
                                    Bruce N. Alpert,
                                    President & Principal Executive Officer

Date     March 10, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)*           /s/ Joseph H. Egan
                         -------------------------------------------------------
                                    Joseph H. Egan,
                                    Treasurer & Principal Financial Officer


Date     March 10, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.